UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2026

FinTrade Sherpa, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53676	47-4347638
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1 East Liberty Street, Suite 600 Reno, NV 89501	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-234-5443

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Interim Promissory Note and Security Interest Agreement

On April 8, 2026 FinTrade Sherpa, INC (the “Company”) entered into an Interim Promissory Note with Lode Star Gold, INC (the “Lender”), the Company’s largest shareholder and largest Current Liability debt holder, in connection with the Company’s existing financing arrangements. Under the terms of the Interim Promissory Note, the Company granted the Lender a Security Interest in certain intellectual property assets, namely its Alpha-Optimus project including but not limited to trademarks, copyrights, patents, trade secrets, proprietary software, and related goodwill (collectively, the “IP Collateral”).

The Security Interest was granted in connection with the Company’s entry into an Interim Promissory Note dated April 8, 2026 under which the Lender provided periodic interim financing in the aggregate principal amount of $74,811.50 as at the end of March 30, 2026 plus ongoing amounts due after the date of this filing. Retroactive to April 1, 2026, FinTrade will pay a daily compounding interest rate of 0.0411% or 15.0015% per annum. The Company also agrees that all payments applied to the debt shall be applied to the total interest accrued first before being applied to the principal balance. The period of this indebtedness will mature on March 31, 2028

To perfect its Security Interest in the IP Collateral, the Lender filed a UCC-1 Financing Statement with the Texas Secretary of State on April 1, 2026, naming the Company as debtor and the Lender as secured party. The UCC-1 filing covers the IP Collateral described in the Security Agreement.

The Security Agreement contains customary representations, warranties, covenants, and events of default for secured lending transactions of this type.

The foregoing description of the Security Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which the Company intends to file as exhibits to an amendment to this Form 8-K or with its next periodic report.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 - Interim Promissory Note and Security Interest dated April 8, 2026 between the Company and the Lender

Exhibit 10.2 - UCC-1 Financing Statement filed with the Texas Secretary of State on April 1, 2026.

Exhibit 104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FinTrade Sherpa, INC

Date: April 14, 2026	By:	s/ Mark Walmesley
Mark Walmesley
Chief Executive Officer